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                                                                    EXHIBIT 10.5


                  WARRANT AGREEMENT dated as of April 17, 2000 between Popmail.com, Inc., a Minnesota corporation (the "Company") and Sands Brothers & Co., Ltd., a Delaware corporation (hereinafter referred to variously as the "Holder" or "Sands Brothers").

                              W I T N E S S E T H:
                  WHEREAS, the Company and Sands Brothers have entered into a certain financial advisory agreement of even date herewith (hereinafter the "Advisory Agreement"), pursuant to which Sands Brothers is entitled to receive certain compensation, including, among other things, warrants ("Warrants") to purchase a total of 1,000,000 shares of the Company's common stock, par value $.01 per share ("Common Stock"), upon and subject to the terms and conditions of the Advisory Agreement.

                  NOW, THEREFORE, in consideration of the premises, the payment by the Holder to the Company of TWENTY FIVE ($25.00) DOLLARS, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agrees as follows:

                  1.       Grant; Vesting; Exercise Price.
                  ss.1.1 Grant. The Company hereby issues to the Holder effective as of the date hereof, but exercisable as set forth in Section 1.2, the right to purchase an aggregate of 1,000,000 shares of Common Stock, until 5 p.m. New York time on the applicable Expiration Date (as defined hereinafter), subject to the terms and provisions contained in this Warrant Agreement and exercisable in accordance with Section 1.2 hereof.



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                  ss.1.2 Vesting. The Warrants shall vest and become exercisable in accordance with the following schedule, provided that, all Warrants shall terminate and become null and void upon the Expiration Date irrespective of the exercisability thereof:

                  a. An aggregate of 250,000 Warrants ("Tranche 1") shall vest and become exercisable by the Holder upon the date hereof and shall be exercisable until the date that is five years from the date hereof.

                  b. An aggregate of 100,000 Warrants ("Tranche 2") shall vest and become exercisable by the Holder at the time of each $1 Million of Financing Transaction (as defined in the Advisory Agreement) up to $2.5 Million of such Financing Transactions. For example, at the time a single or series of Financing Transactions are consummated in which $2.5 Million of gross proceeds are raised, 250,000 Warrants shall immediately vest and shall be exercisable until April 17, 2005.

                  c. An aggregate of 500,000 Warrants ("Tranche 3") shall vest at the time of an aggregate of $10 Million of Financing Transactions (including any Financing Transactions that have been consummated in Tranche 2) have been consummated. For example, at the time a single or series of Financing Transactions are consummated in which $10 Million of gross proceeds are raised, 250,000 Warrants shall immediately vest pursuant to Tranche 2 and 500,000 Warrants shall immediately vest pursuant to Tranche 3, each of which shall be exercisable until April 17, 2005.

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                  ss.1.3 Exercise Price. The Warrants shall be exercisable at exercise prices as set forth in Section 6 hereof, as adjusted from time to time in accordance with Section 8.

                  2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibits A-1 and B-1 attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

                  3. Exercise of Warrant.

                  ss.3.1 Method of Exercise. The Warrants initially are exercisable at an initial exercise price ("Initial Exercise Price") (subject to adjustment as provided in Section 8 hereof) per share of Common Stock set forth in Section 6 hereof payable by certified or official bank check in New York Clearing House funds, subject to adjustment as provided in Section 8 hereof. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the shares of Common Stock purchased at the Company's principal offices in Ohio (presently located at 8260 North Creek Drive, Suite 140, Cincinnati, Ohio 45236) the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, subject to the terms and conditions herein, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants). Warrants may be exercised to purchase all or part of the shares of Common Stock represented thereby. In the case of the purchase of less than all the shares of Common Stock purchasable under any Warrant Certificate,



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the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock.

                  ss.3.2 Exercise by Surrender of Warrant.

                  (a) In addition to the method of payment set forth in Section
3.1 and in lieu of any cash payment required thereunder, the Holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering the Warrant Certificate in the manner specified in Section 3.1 in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares to which the Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the Market Price (as defined in Section 8.1 hereof) of the Common Stock less the Exercise Price and the denominator of which is such Market Price.

                  (b) Solely for the purposes of this Section 3.2, Market Price shall be calculated as the average of the Market Price for each of the five trading days preceding the Notice Date.

                  4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for shares of Common Stock or other securities, properties or rights underlying such Warrants, shall be made forthwith (and in any event such issuance shall be made within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall


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have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  The Warrant Certificates and the certificates representing the shares of Common Stock (and/or other securities, property or rights issuable upon exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

                  5. Restriction On Transfer of Warrants. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof.

                  6. Exercise Price.

                  ss.6.1 Initial and Adjusted Exercise Price. Except as otherwise provided in Section 8 hereof, the Initial Exercise Price of each Warrant shall be as follows: (i) Tranche 1 and Tranche 2 shall have an Initial Exercise Price of $1.625 per share of Common Stock for each of the 500,000 Warrants; and (ii) Tranche 3 shall have an Initial Exercise Price of $4.00 per share of Common Stock for each of the 500,000 Warrants. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the Initial Exercise Price in accordance with the provisions of
Section 8 hereof.


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                  ss.6.2 Exercise Price. The term "Exercise Price" herein shall mean the Initial Exercise Price or the adjusted exercise price, depending upon the context.




                  7. Registration Rights.

                  ss.7.1 Registration Under the Securities Act of 1933. The Warrants and the shares of Common Stock issuable upon exercise of the Warrants and any of the other securities issuable upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the "Act") for public resale. Upon exercise, in part or in whole, of the Warrants, certificates representing the shares of Common Stock and any other securities issuable upon exercise of the Warrants (collectively, the "Warrant Securities") shall bear the following legend:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act") for public resale, and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

         For purposes of this Warrant Agreement, the term "Registrable Stock" shall mean (i) any shares; (ii) any shares of Common Stock that may be issued pursuant to those certain Warrants of even date herewith issued by the Company to Sands Brothers & Co., Ltd. and its designees; (iii) any shares of Common Stock issued to the Holder, relating to the Shares, by way of a stock split, reorganization, merger or consolidation; and (iv) any Common Stock issued to the Holder, relating to the Shares, as a dividend on the Shares.

                  ss.7.2 Piggyback Registration. If, at any time during the five year period commencing six months after the date hereof, the Company proposes to register any of its securities


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under the Securities Act of 1933 ("the Act") (other than in connection with a merger or pursuant to Form S-8, S-4 or comparable registration statement) it will give written notice by registered mail, at least twenty (20) days prior to the filing of each registration statement, to Sands Brothers and to all other Holders of the Warrants and/or the Warrant Securities of its intention to do so. If Sands Brothers or other Holders of the Warrants and/or Warrant Securities notify the Company in writing within fifteen (15) days after receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford Sands Brothers and such Holders of the Warrants and/or Warrant Securities the opportunity to have any such Warrant Securities registered under such registration statement, but only to the extent that such Warrant Securities cannot otherwise be sold without restrictive legend under Rule 144(k). In connection with any offering involving an underwriting of securities of the Company, the Company shall not be required under this Section 7.2 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other Persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the underwriting agreement relating to such offering so requires, the Holders of Registrable Securities included in the registration shall enter into letter agreements restricting the sale or other disposition of Registrable Securities for the period specified in the underwriting agreement, custody agreements and related agreements and grant powers of attorney relating to the sale and delivery of the Registrable Securities all in customary form. Notwithstanding any other provision hereof to the contrary, in the case of a registration pursuant to this Section 7.2, if the underwriter advises the Company in writing that marketing factors require a



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limitation of the number of securities to be underwritten, then the Company shall so advise all Holders that have requested that Registrable Securities be included in the registration, and the number of Registrable Securities that may be included in the underwriting shall be in the same proportion (as nearly as practicable) as the number of Registrable Securities as to which Holders shall have initially requested inclusion in such registration bears to the total number of securities of the Company (including such Registrable Securities) as to which all persons that shall be entitled to request inclusion of such securities in such registration shall initially so request such inclusion, or as such persons (including such Holders) may otherwise agree.

                  ss.7.3     Registration Statement Filing.

                  (a) The Company shall cause to be filed within 30 days from the date hereof a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for Sands Brothers and Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Warrant Securities for nine (9) consecutive months by such Holders and any other Holders of the Warrants and/or Warrant Securities (which right is in addition to the registration rights under Section 7.2 hereof), but only to the extent that such Warrant Securities cannot be otherwise sold without restrictive legend under Rule 144(k). The Company shall use its best efforts to cause such registration statement to become effective within one hundred twenty
(120) days of the date hereof.

                  (b) Anything contained in this Warrant to the contrary notwithstanding, in the event the Company fails to file such registration statement with the Commission prior to the expira tion of the aforementioned 30 day period or (ii) cause such registration statement to become effective prior


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to the expiration of the aforementioned 120 day period (except when the Company is proceeding in good faith to cause the registration statement to become effective in a timely manner and the failure to become effective is due solely to delays at the Securities and Exchange Commission or other factors which are outside of the Company's control), in addition to any other rights and privileges of Holder, the Company shall issue an additional 250,000 Warrants to the Holders which shall be in the form of Tranche 1 Warrants.

                  ss.7.4 Covenants of the Company With Respect to Registration. In connection with any registration under Section 7.2 or 7.3 hereof, the Company covenants and agrees as follows:

                  (a) The Company shall pay all costs (excluding any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of Holders or Holders' legal expenses), fees and expenses in connection with all registration statements filed pursuant to Sections 7.2 and 7.3(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. If the Company shall fail to comply with the provisions of Section 7.4(a), the Company shall, in addition to any other equitable or other relief available to the Holder(s), be liable for any or all damages due to loss of profit sustained by the Holder(s) requesting registration of its Warrant Securities.

                  (b) The Company will use reasonable efforts to take all necessary action which may be required in qualifying or registering the Warrant Securities included in a registration statement for offering and sale under the securities or blue sky laws of the state requested by the Holder.

                  (c) The Company shall indemnify the Holder(s) of the Warrant Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Act or
Section 20(a) of the Securities Exchange Act of 1934, as



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amended ("Exchange Act"), against all loss, claim, damage, expense or liability
(including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement, provided that, there shall be no indemnification by the Company pursuant to this Section 7.4(c) against any losses, claims, damages, expenses or liabilities whatsoever arising out of or relating to in any manner any untrue statement of a material fact in any such registration statement or any omission of any material fact therefrom necessary to make the statements contained therein not misleading in light of the circumstances under which they were made to the extent but only to the extent that such untrue statements or omissions relate to, or are based upon, any written information provided to the Company by Sands Brothers or any Holder.

                  (d) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

                  (e) The Company shall not permit the inclusion of any securities other than the Warrant Securities to be included in any registration statement filed pursuant to Section 7.3 hereof without the prior written consent of the Holders of the Warrants and Warrant Securities representing a Majority of such securities (assuming an exercise of all of the Warrants).

                  (f) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement).


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                  (g) If required under the Act, the Company shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration agreement.

                  (h) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit the Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request as it deems necessary to comply with applicable securities laws or NASD rules.

                  (i) In addition to the Warrant Securities, upon the written request therefor by any Holder(s), the Company shall include in the registration statement any other securities of the Company held by such Holder(s) as of the date of filing of such registration statement, including



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without limitation, restricted shares of Common Stock, options, warrants or any other securities convertible into shares of Common Stock.

                  (j) For purposes of this Agreement, the term "Majority" in reference to the Holders of Warrants or Warrant Securities, shall mean in excess of fifty percent (50%) of the then outstanding Warrants or Warrant Securities that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act.

         8.       Adjustments to Exercise and Number of Securities.

                  ss.8.1 Market Price. As used herein, the term "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last five (5) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average closing bid price as furnished by the NASD through NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if the Common stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

                  ss.8.2 Intentionally Deleted.

                  ss.8.3 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.


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                  ss.8.4 Adjustment in Number of Securities. Upon each
adjustment of the Exercise Price pursuant to the provisions of this Section 8, the number of Securities issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Securities issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.
                  ss.8.5 Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that the Company shall after the date hereof issue securities with greater or superior voting rights than the shares of Common Stock outstanding as of the date hereof, the Holder, at its option, may receive upon exercise of any Warrant either shares of Common Stock or a like number of such securities with greater or superior voting rights.

                  ss.8.6 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such warrant, the kind and amount of shares of stock and other securities



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and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8. The above provision of this Subsection shall similarly apply to successive consolidations or mergers.

                 ss.8.7   No Adjustment of Exercise Price in Certain Cases. No
adjustment of the Exercise Price shall be made:

                 (a) Upon the issuance or sale of the Warrants or the shares of Common Stock issuable upon the exercise of the Warrants; or

                 (b) If the amount of said adjustment shall be less than 2 cents ($.02) per Security, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 2 cents ($.02) per Security.

                 ss.8.8   Dividends and Other Distributions. In the event that
the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they




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would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 8.8.

                 9. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

                 Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

                 10. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

                 11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance



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upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted NASDAQ.

                 12. Notice to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other manner, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                 (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or





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                 (b) the Company shall offer to all the holders of its Common
Stock any additional shares of capital stock of the Company or securities convertible into or exchange for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                 (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of the closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice of any defect therein shall not affect the validity of any action so taken.

                 13. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                 (a) If to the Holders, Sands Brothers & Co., Ltd., 90 Park Avenue, 39th Floor, New York, New York 10016 as shown on the books of the Company; or

                 (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

                 14. Supplements and Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written



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agreement of the parties hereto. Any waiver, permit, consent or approval of kind or character on the part of each Company or the Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.


                 15. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and assigns hereunder.

                 16.   Assignment or Loss of Warrant.

                 (a) This Warrant is not assignable or transferable without the written consent of the Company, except by operation of law or as provided in
(b) below.

                 (b) This Warrant shall not be transferable by Holder other than to a "Permitted Transferee" (as defined below); provided, that any Permitted Transferee shall be absolutely prohibited from transferring all or any portion of this Warrant other than to Holder or another Permitted Transferee of Holder; and provided further, that if Holder dies or becomes incapacitated, this Warrant may be exercised by Holder's estate, legal representative or beneficiary, as the case may be, subject to all other terms and conditions contained in this Warrant.

                 (c) For purposes of this Agreement, Permitted Transferees shall include officers, directors, shareholders and employees of Sands Brothers, members of the "immediate family" (which shall be limited to Holder's spouse, children, and parents) of Holder, to trusts for such person's own benefit and/or for the benefit of members of Holder's immediate family; provided, that such Permitted Transferees must agree in writing to be bound by all of the terms of this Agreement to the same extent as Holder hereunder, in form acceptable to counsel to the Company, including but not limited to restrictions on the exercise of this Warrant and on transfers of the Warrant Securities, as the case may be, following exercise of this Warrant, such that any Warrant Securities so acquired shall be held subject to the terms of this Agreement. Warrant Securities held by any Permitted Transferee shall be aggregated with those held by the Permitted Transferee's transferor in order to determine the number of shares subject to the provisions of this Agreement.

                 17. Governing Law; Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all the purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

                 The Company and the Holder hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, and the Holder hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company and the Holder (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address as set forth in Section 13 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company and the Holder agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

                 18. Entire Agreement; Modification. This Agreement and the Advisory Agreement (to the extent portions thereof are referred to herein) contain the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

                 19. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

                 20. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

                 21. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Holder.

                 22. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


[SEAL]
                                              Popmail.com, Inc.



                                              By: /s/Stephen D. King
                                                 ------------------------------
                                               Title:  Chief Executive Officer


Attest:



Secretary



                                              SANDS BROTHERS & CO., LTD.



                                              By: /s/ Lloyd H. Saunders
                                                 ----------------------------
                                                 Authorized Officer

                                   EXHIBIT A-1

               FORM OF TRANCHE 1 AND TRANCHE 2 WARRANT CERTIFICATE

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                    5:30 P.M., NEW YORK TIME, APRIL 17, 2005

[Note: Tranche 2 Warrant shall be dated as per the timing of applicable Financing Transactions]


No.                                                           Warrants
    ----                                                 ----



                               WARRANT CERTIFICATE


                 This Warrant Certificate certifies that
                          , or registered assigns, is the registered holder of Warrants, to purchase from the period commencing on the date hereof and expiring at 5:30 p.m. New York time on the date that is the fifth year
anniversary of the date hereof ("Expiration Date"), up to         fully-paid and
non-assessable shares of common stock, $.01 par value per share ("Common Stock") of Popmail.com, Inc., a Minnesota corporation (the "Company"), at an initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $1.625 per share of Common Stock, upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, or by surrender of this Warrant Certificate in lieu of cash payment, but subject to the conditions set forth herein and in the Warrant Agreement dated April 17, 2000 between the Company and Sands Brothers & Co., Ltd. (the (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

                 No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.




                                     - A-1 -

                 The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

                 The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

                 Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax in other governmental charge imposed in connection with such transfer.

                 Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

                 The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                 All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings to them in the Warrant Agreement.


                                     - A-2 -

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of April 17, 2000

                                        Popmail.com, Inc.


                                By:
                                   ------------------------------------
                                     Title:


Attest:



Secretary




                                     - A-3 -

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1]


                  The undersigned hereby irrevocably elects to exercise the
right, represented by this Warrant Certificate, to purchase       shares of
Common Stock at an exercise price of $        per share and herewith tenders in
payment for such Securities a certified or official bank check payable in New
York Clearing House Funds to the order of               in the amount of $    ,
all in accordance with the terms hereof. The undersigned requests that a
certificate for such Securities be registered in the name of              whose
address is               and that such Certificate be delivered to
whose address is              .

                         Signature
                                  --------------------------------
                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                         --------------------------------------------
                         (Insert Social Security or Other Identifying Number of Holder)














                                     - A-4 -

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.2]


                 The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase shares of Common Stock in accordance with the terms of Section 3.2 of that certain Warrant Agreement dated as of April 17, 2000 between Popmail.com, Inc. and SANDS BROTHERS & CO., LTD. The Undersigned requests that a certificate for such
Securities be registered in the name of                     whose address is
               and that such Certificate be delivered to               whose
address is              .


                         Signature
                                  --------------------------------
                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                         -------------------------------------------
                         (Insert Social Security or Other Identifying Number of Holder)







                                     - A-5 -

                              [FORM OF ASSIGNMENT]

                  (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)




                  FOR VALUE RECEIVED                  here sells, assigns and
                  transfers unto

                  (Please print name and address of transferee)


this Warrant Certificate, together with all right, title and interest therein,
and does hereby irrevocably constitute and appoint                 Attorney, to
transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.



Dated:                   Signature:

                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)



                         (Insert Social Security or other Identifying
                         Number of Assignee)







                                     - A-6 -

                                   EXHIBIT B-1

                      FORM OF TRANCHE 3 WARRANT CERTIFICATE

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS
CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                    5:30 P.M., NEW YORK TIME, April 17, 2005


No.                                                        Warrants
    ----                                               ----


                               WARRANT CERTIFICATE

                  This Warrant Certificate certifies that
                          , or registered assigns, is the registered holder of Warrants, to purchase from the period commencing on the date hereof and expiring at 5:30 p.m. New York time on April 17, 2005 ("Expiration Date"), up to fully-paid and non-assessable shares of common stock, $.01 par value per share ("Common Stock") of Popmail.com, Inc., a Minnesota corporation (the "Company"), at an initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $4.00 per share of Common Stock, upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, or by surrender of this Warrant Certificate in lieu of cash payment, but subject to the conditions set forth herein and in the Warrant Agreement dated April 17, 2000 between the Company and Sands Brothers & Co., Ltd. (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

                 No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.






                                      - B-1

                 The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

                 The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

                 Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax in other governmental charge imposed in connection with such transfer.

                 Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

                 The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                 All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings to them in the Warrant Agreement.






                                      - B-2

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of           , 2000
            ----------

                                Popmail.com, Inc.

                                By:
                                   ---------------------------------
                                   Title:


Attest:



Secretary




                                      - B-3

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1]


                  The undersigned hereby irrevocably elects to exercise the
right, represented by this Warrant Certificate, to purchase        shares of
Common Stock at an exercise price of $       per share and herewith tenders in
payment for such Securities a certified or official bank check payable in New
York Clearing House Funds to the order of              in the amount of $    ,
all in accordance with the terms hereof. The undersigned requests that a
certificate for such Securities be registered in the name of             whose
address is           and that such Certificate be delivered to
whose address is              .

                         Signature
                                  ---------------------------------
                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                         -----------------------------------------------
                         (Insert Social Security or Other Identifying Number of Holder)














                                      - B-4

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.2]


                  The undersigned hereby irrevocably elects to exercise the
right, represented by this Warrant Certificate, to purchase     shares of Common
Stock in accordance with the terms of Section 3.2 of that certain Warrant Agreement dated as of April 17, 2000 between Popmail.com, Inc. and SANDS BROTHERS & CO., LTD. The Undersigned requests that a certificate for such
Securities be registered in the name of                    whose address is
              and that such Certificate be delivered to                whose
address is              .


                         Signature
                                  --------------------------------
                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                         --------------------------------------------
                         (Insert Social Security or Other Identifying Number of Holder)





                                      - B-5

                              [FORM OF ASSIGNMENT]

                  (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)




                  FOR VALUE RECEIVED                 here sells, assigns and
                  transfers
unto

                  (Please print name and address of transferee)


this Warrant Certificate, together with all right, title and interest therein,
and does hereby irrevocably constitute and appoint                Attorney, to
transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.



Dated:                   Signature:

                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)



                         (Insert Social Security or other Identifying
                         Number of Assignee)





                            ACTUAL WARRANTS FOLLOW:

                                     - B-6